UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2007

MSC - MEDICAL SERVICES COMPANY

(Exact name of registrant as specified in its charter)

Florida	333-132913	59-2997634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11764-1 Marco Beach Drive, Jacksonville, Florida 32224

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (904) 646-0199

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

As reported on the Company’s Form S-4 Registration Statement filed on March 31, 2006 (the “Form S-4”), MSC – Medical Services Company (the “Company”) promoted Joseph P. Delaney, to the position of president and chief executive officer of the Company on February 15, 2006. On July 3, 2006, the Company and Mr. Delaney entered into an amendment to his Employment Agreement pursuant to which his Employment Agreement was amended to: (a) change his position to president and chief executive officer; (b) change his base compensation to $300,000 per year; (c) his bonus was set at a maximum of $240,000 upon the attainment of mutually determined financial goals of the Company; and (d) he was issued an additional option to purchase 1,639,208 shares of common stock of MCP-MSC Acquisition, Inc. (the “Parent”), the sole shareholder of the Company. A copy of such amendment is attached hereto as Exhibit 10.21. Additionally, on March 7, 2007, the Company amended and restated Mr. Delaney’s Employment Agreement in order to: (a) extend the term of such agreement through February 14, 2009; and (b) provide for an additional bonus to be payable upon the vesting of the 250,000 shares of restricted stock of the Parent issued to Mr. Delaney pursuant to a Restricted Stock Agreement dated as of the same date between the Parent and Mr. Delaney. Such Restricted Stock Agreement provides for the issuance of 250,000 shares of restricted stock of the Parent which such shares vest in three equal tranches on January 31, 2008, 2009 and 2010. Copies of the Amended and Restated Employment Agreement and Restricted Stock Agreement are attached hereto as Exhibits 10.22 and 10.23, respectively.

On March 7, 2007, the Company also entered into an amendment to the Employment Agreement of Patrick Dills, the executive chairman of the Company, pursuant to which Mr. Dills’ became entitled to an additional bonus to be payable upon the vesting of 300,000 shares of restricted stock of the Parent issued to Mr. Dills pursuant to a Restricted Stock Agreement dated as of the same date between the Parent and Mr. Dills. Such Restricted Stock Agreement provides for the issuance of 300,000 shares of restricted stock of the Parent which such shares vest in three equal tranches on January 31, 2008, 2009 and 2010. Copies of the Amendment to the Employment Agreement and Restricted Stock Agreement are attached hereto as Exhibits 10.24 and 10.25, respectively.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The exhibits listed below are filed herewith.

Exhibit Number	Description
10.21	Amendment to Employment Agreement dated as of July 3, 2006 between Joseph P. Delaney and MSC – Medical Services Company

10.22	Amended and Restated Employment Agreement dated as of March 7, 2007 between Joseph P. Delaney and MSC – Medical Services Company

10.23	Restricted Stock Agreement dated as of March 7, 2007 between Joseph P. Delaney and MCP-MSC Acquisition, Inc.

10.24	Amendment to Employment Agreement dated as of March 7, 2007 between Patrick Dills, MCP-MSC Acquisition, Inc. and MSC – Medical Services Company

10.25	Restricted Stock Agreement dated as of March 7, 2007 between Patrick Dills and MCP-MSC Acquisition, Inc.

SIGNATURES

Pursuant to the requirements of the Indenture dated as of June 21, 2005, among the Registrant, MCP-MSC Acquisition, Inc. and U.S. Bank National Association relating to the Senior Secured Floating Rate Notes Due 2011, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 8, 2007	MSC - MEDICAL SERVICES COMPANY

/s/ Gary S. Jensen
Gary S. Jensen

EXHIBIT INDEX

Exhibit Number	Description
10.21	Amendment to Employment Agreement dated as of July 3, 2006 between Joseph P. Delaney and MSC – Medical Services Company

10.22	Amended and Restated Employment Agreement dated as of March 7, 2007 between Joseph P. Delaney and MSC – Medical Services Company

10.23	Restricted Stock Agreement dated as of March 7, 2007 between Joseph P. Delaney and MCP-MSC Acquisition, Inc.

10.24	Amendment to Employment Agreement dated as of March 7, 2007 between Patrick Dills, MCP-MSC Acquisition, Inc. and MSC – Medical Services Company

10.25	Restricted Stock Agreement dated as of March 7, 2007 between Patrick Dills and MCP-MSC Acquisition, Inc.